                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-8033

             SECURITY CAPITAL REAL ESTATE MUTUAL FUNDS INCORPORATED
               (Exact name of registrant as specified in charter)

                        10 S. DEARBORN STREET, Suite 1400
                             CHICAGO, ILLINOIS 60603
               (Address of principal executive offices) (Zip code)

                                Michael J. Heller
                  Treasurer, Controller and Assistant Secretary
             Security Capital Real Estate Mutual Funds Incorporated
                        10 S. Dearborn Street, Suite 1400
                             Chicago, Illinois 60603
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 385-8300

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2004

Item 1. Reports to Stockholders.

--------------------------------------------------------------------------------

                                SECURITY CAPITAL

                                    [GRAPHIC]

                             U.S. REAL ESTATE SHARES
                               2004 ANNUAL REPORT

                                    [GRAPHIC]

                                SECURITY CAPITAL

--------------------------------------------------------------------------------

SECURITY CAPITAL
U.S. REAL ESTATE SHARES
--------------------------------------------------------------------------------

Security Capital U.S. Real Estate Shares is a highly focused real estate mutual fund that seeks to provide shareholders with above average returns, including current income and capital appreciation, primarily through investments in real estate securities in the United States. Long-term, the Fund's objective is to achieve top-quartile returns, as compared with other U.S. real estate mutual funds that invest primarily in real estate securities in the United States by integrating in-depth proprietary research with sophisticated capital markets research and modeling techniques.

TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

Real estate stock prices surged in the second half of 2004 capping off a near record performance year in the context of a strengthening U.S. economy, low interest rates and strong, broadly based demand for real estate assets. The benchmark Dow Jones Wilshire Real Estate Securities Index ("WARESI") generated a total rate of return for 2004 of +34.8%. Returns for the alternative RMS REIT and NAREIT indices were comparable but somewhat lower at +31.5% and +31.6%, respectively. By comparison, the S&P 500 and Russell 2000 indices generated returns for 2004 of +10.9% and +18.3%, respectively. On a trailing 3-year basis, the WARESI has generated an average annual return of +23.7%, outperforming the S&P 500 (+3.6%) and the Russell 2000 (+11.5%) by wide margins.

Security Capital U.S. Real Estate Shares ("SC-US Real Estate Shares") generated a total return of 36.8% for 2004. On a trailing 3-year and 5-year basis as of December 31, 2004, the Fund has generated average annual total returns of +22.5% and +21.7%, respectively.

Annual Overview

By property type, the lodging stocks were the standout top performers for 2004 with a total return of +52.0%. The operating indicators for lodging continue to be very positive with signs of an accelerating rebound in the highly profitable business travel segment. This is driving room rates and occupancy levels in a period marked by low levels of new hotel construction. A weakening U.S. dollar is also contributing to the important leisure segment, drawing globally to relative travel bargains in the U.S., while encouraging Americans to stay closer to home.

                                    [CHART]

                                   Bar chart

                                2004 Performance

                              Total Rate of Return

 Real Estate Indices         Other Equities Indices
----------------------   -------------------------------
WARESI    RMS   NAREIT   S&P 500   NASDAQ   RUSSELL 2000
------   ----   ------   -------   ------   ------------
 34.8%   31.5%   31.6%    10.9%     9.2%        18.3%

Source: Bloomberg, Wilshire Associates, Inc., SC-R&M

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The regional mall companies were also strong performers for 2004 with a total return of +45.2%. Mall operating trends at the property level continue to show strength driven by healthy consumer spending patterns as well as a highly favorable, cost-driven margin environment for retailers. In addition, the public mall companies have aggressively pursued external growth initiatives, taking advantage of scale economies in leasing and operations, and historically low cost debt capital, to grow their portfolios through acquisitions. This trend was punctuated during the year with a number of large-scale mall company mergers including General Growth's (GGP) acquisition of Rouse Company (RSE) for $12.6 billion, a 33.4% premium to the Company's prior closing stock price, and Simon Properties' (SPG) acquisition of Chelsea Property Group (CPG) for $5.0 billion, a 13% premium.

The multifamily companies as a group generated a return of +34.7% for 2004. After several years of highly challenging operating conditions, a rebound is increasingly evident with encouraging signs emerging in job growth patterns and the prospects for some interest rate-driven easing in demand for single-family housing.

While still generating highly attractive returns, the office companies as a group were the relative underperformers among the major property types for 2004 with a total return of +28.0%. Office fundamentals have stabilized and are strengthening in select markets, but many companies continue to face cash flow pressures as older leases expire and must be replaced. In this context, consensus Wall Street 2005 earnings estimates for many office companies were shown to be overly optimistic in the face of company guidance issued late in the year.

                                    [CHART]

                                   Bar chart

                        2004 Performance by Property Type

                              Total Rate of Return

                 Shopping
Hotels   Malls    Centers   Multifamily   Industrial   Storage   Office   Healthcare
------   -----   --------   -----------   ----------   -------   ------   -----------
 52.0%   45.2%     36.0%        34.7%        33.5%      30.5%     28.0%      21.5%

Source: Wilshire Associates, Inc., SC-R&M. Healthcare from Bloomberg REIT Index.

--------------------------------------------------------------------------------

Issuance of new common equity totaled $13.3 billion in 2004 as compared to $7.8 billion in 2003, with the increase reflecting a more active IPO market in 2004 largely targeting lodging and various specialty sectors including self-storage and student housing. With a competitive acquisition market, and more active asset sales programs, true follow-on equity issuance by established companies in 2004 has been highly disciplined, particularly in light of pricing gains, with a relatively modest $2.2 billion total for the second half of the year. Preferred stock issuance totaled $3.9 billion for 2004 versus $5.3 billion in 2003.

2004 was a significant year for REIT M&A activity with completed or announced activity aggregating $22.9 billion versus less than $5.0 billion in 2003. While the 2004 total was dominated by the General Growth/Rouse and Simon/Chelsea transactions noted earlier, there were two transactions announced during the fourth quarter both involving multifamily portfolios-Camden Property Trust (CPT) acquiring Summit Properties (SMT) for $1.9 billion or a 12.8% premium, and diversified Colonial Properties (CLP) acquiring Cornerstone Realty (TCR) for $1.5 billion or a 7.4% premium.

Fund Performance

SC-US Real Estate Shares generated a total return for 2004 after fees of +36.8%. This result compares favorably to the WARESI benchmark return of +34.8%, a +206 basis point relative spread for the year. Selectivity and investment levels among the office and mall companies were key drivers of the Fund's outperformance in 2004. Clearly evident in our 2004 results is the strength of our detailed cash flow modeling work where sensitivity analysis provides insight into the performance and valuation implications of alternative economic scenarios.

After fee returns for SC-US Real Estate Shares for the trailing 3-, 5- and 7 3/4-year since-inception (April 23, 1997) periods were +22.5%, +21.7% and +15.5%, respectively, reflecting benchmark-relative performance of -124 bps, -57 bps and +187 bps, respectively.

Perspective and Outlook

Whether viewed from the perspective of the direct asset market or through the public market for REIT equities, 2004 saw strong gains in real estate values virtually across

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the board. A broad range of investors are embracing some compelling investment attributes of the real estate asset class-strong current cash flow with the potential to hold or increase value under a broad range of scenarios for the U.S. economy-a sort of Treasury TIPS with attitude. While mindful of the potential for short-term volatility after an exceptional period of performance and in response to shifting expectations for the macro environment, we believe real estate securities will continue to be part of a winning formula for long-term investors.

There are a number of clearly positive trends underpinning the performance and valuation of real estate securities today and looking forward. Real estate market operating statistics emerging over the last year are favorable, indicating a clear bottoming of real estate markets and signs of recovery in the face of an improving economy and low levels of new construction. While supply/demand challenges persist in some areas, there is now greater visibility to rising rents and higher occupancy levels looking forward. Strong property operations are the backbone of cash flow and long-term value for real estate companies, and an improving outlook is a clear positive for many stocks in the group.

In addition, we have seen no easing in the demand for real estate assets and portfolios in the multi-trillion dollar private-direct market. Assets continue to trade at high volumes with aggressive buying by U.S. tax-exempt institutions, offshore investors, high net worth individuals and private REITs. Reflecting strong liquidity, pricing for quality assets continues to surprise on the upside in terms of both cap rates and price-per-square-foot or per-unit metrics. In this context, and with several high profile public-to-public transactions, we saw a meaningful upward revision of REIT net asset value estimates in published research during the second half of 2004.

There has been some recent speculation in the industry that the investment appetite of offshore investors for U.S. real estate assets will ease in 2005. While we could see some shifting of the players, we note the depressed state of the U.S. dollar and the large U.S. Capital Accounts surplus, with the implication that there are very large and growing pools of offshore, dollar denominated financial assets to which domestic real estate investments could look increasingly attractive. Further, the U.S. economy stands head and shoulders above most other major industrialized nations, including Western Europe and Japan, in terms of economic growth prospects and positive demographic

--------------------------------------------------------------------------------

trends, two key drivers of long-term real estate value.

Importantly, our research and portfolio strategy continues to be mindful of the risk of rising long-term interest rates and the potential differential impact by property type and company within the REIT group. Historical data suggests a weak inverse correlation between REIT market performance and interest rate fluctuations, and with balance sheets in fine shape, we would expect real estate operations and investment opportunities to generally thrive in the associated economic environment. However, real estate is a capital-intensive business and today we observe cheap debt capital at the foundation of growth strategies employed by a number of companies, expanding portfolios and/or recasting balance sheets to drive earnings. For select companies, the potential exists for investors to mistakenly confuse investment-spread-driven earnings growth for long-term value creation, without recognizing the imbedded risks moving forward as interest rates shift.

Our long-term cash flow models suggest that stocks comprising the WARESI in aggregate are currently priced to generate an 11.6% average annual return for investors over a 5-year investment horizon, or a spread of over 700 basis points to the 10-year Treasury. While this is a lower level and narrower spread than we have seen over the last several years, we believe investors are still likely to find it attractive in the broad context of investment alternatives.

At the end of the day, real estate stocks are not a homogenous group, and we believe investors can expect to see a dispersed pattern of performance moving forward, with absolute winners and losers under a

                              [Graph appears here]

--------------------------------------------------------------------------------

broad range of economic sce-narios. Successful investing in this environment requires the resources to analyze and fully understand the underlying real estate markets, cash flow growth opportunities and risks under alternative economic scenarios. It also requires patience and conviction to move against the market's momentum often so keenly focused on short-term earnings targets. These qualities are fundamental to our investment approach and we believe will enable us to produce compelling investment returns over the longer term.

We thank you for your continued support.

Sincerely,


/s/ Anthony R. Manno Jr.                    /s/ Kenneth D. Statz
-----------------------------               -----------------------------
Anthony R. Manno Jr.                        Kenneth D. Statz
President                                   Managing Director

Past performance is not necessarily indicative of the likely future performance of an investment.

Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. This commentary is for information purposes only and is not intended as an offer or solicitation with respect to the purchase or sale of any security.

Investment advisory services are offered by Security Capital Research & Management Incorporated.

JPMorgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include J.P. Morgan Investment Management Inc. and its affiliates, including, without limitation, Banc One Investment Advisors Corporation, Banc One High, Yield Partners, LLC, Security Capital Research & Management Incorporated, and J.P. Morgan Alternative Asset Management, Inc.

FUND PERFORMANCE
--------------------------------------------------------------------------------

SC-US Real Estate Shares' investment performance compared to frequently used performance benchmarks is shown below.

COMPARATIVE RETURNS

Average Annual Total Returns
Period Ended December 31, 2004

--------------------------------------------------------------------------------------------
                                                                           Since Inception
                                     One-Year   Three-Year   Five-Year   (April 23, 1997/3/)
--------------------------------------------------------------------------------------------
SC-US Real Estate Shares - Class S    36.83%      22.50%       21.72%           15.50%
--------------------------------------------------------------------------------------------
Dow Jones Wilshire
Real Estate Securities Index/1/       34.77%      23.74%       22.29%           13.63%
--------------------------------------------------------------------------------------------
NAREIT Equity Index/2/                31.57%      23.25%       21.92%           13.24%
--------------------------------------------------------------------------------------------

Past performance is not indicative of future results. The performance for SC-US Real Estate Shares - Class S includes reinvested dividends and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The performance of the above-referenced indices includes reinvested dividends and does not include any fees or expenses. The underlying portfolio securities of SC-US Real Estate Shares may differ from those of the indices. (1) The Dow Jones Wilshire Real Estate Securities Index is an unmanaged, broad based, market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies, not including special purpose or healthcare REITs. It is comprised of major companies engaged in the equity ownership and operation of commercial real estate. Beginning in April 2004, the Wilshire Real Estate Securities Index was renamed the Dow Jones Wilshire Real Estate Securities Index. The ticker symbol remains WARESI. (2) NAREIT Equity Index is an unmanaged index of publicly traded U.S. tax-qualified REITs that have 75% or more of their gross invested book assets invested in the equity ownership of real estate. (3) The effective date of the Fund's registration with the Securities and Exchange Commission. In prior reports, the since inception performance presented referred to the Fund's commencement of operations date (December 20, 1996).

GROWTH OF A $10,000 INVESTMENT
Period from April 23, 1997 to December 31, 2004

                                     [CHART]

                                   Line chart

          Security Capital U.S. Real Estate Shares--Performance Review

                               MONTHLY COMPARISON

Holding Period                       SC-US     WARESI    NAREIT
--------------                      -------   -------   -------
                                    $10,000   $10,000   $10,000   Begins 4/23/97
April 23-30, 1997                   $ 9,930   $10,048   $ 9,993
May                                 $10,175   $10,346   $10,285
June                                $10,833   $10,859   $10,784
July                                $11,285   $11,215   $11,116
August                              $11,295   $11,131   $11,088
September                           $12,628   $12,227   $12,055
October                             $12,210   $11,707   $11,729
November                            $12,443   $11,941   $11,981
December                            $12,791   $12,206   $12,263
January 1998                        $12,690   $12,033   $12,197
February                            $12,403   $11,878   $11,988
March                               $12,841   $12,111   $12,202
April                               $12,343   $11,729   $11,803
May                                 $12,199   $11,615   $11,720
June                                $12,098   $11,553   $11,639
July                                $11,282   $10,747   $10,883
August                              $10,188   $ 9,630   $ 9,854
September                           $10,868   $10,168   $10,411
October                             $10,833   $10,028   $10,217
November                            $11,170   $10,215   $10,367
December                            $11,252   $10,068   $10,104
January 1999                        $11,183   $ 9,849   $ 9,892
February                            $11,204   $ 9,770   $ 9,659
March                               $10,929   $ 9,716   $ 9,614
April                               $12,355   $10,751   $10,526
May                                 $12,563   $10,932   $10,756
June                                $12,426   $10,745   $10,581
July                                $11,850   $10,332   $10,243
August                              $11,849   $10,176   $10,112
September                           $11,453   $ 9,716   $ 9,727
October                             $11,048   $ 9,535   $ 9,487
November                            $10,750   $ 9,384   $ 9,331
December                            $11,306   $ 9,736   $ 9,626
January 2000                        $11,402   $ 9,775   $ 9,657
February                            $11,255   $ 9,587   $ 9,541
March                               $11,828   $10,006   $ 9,854
April                               $12,670   $10,718   $10,515
May                                 $12,840   $10,846   $10,617
June                                $13,292   $11,210   $10,889
July                                $14,403   $12,216   $11,839
August                              $13,808   $11,775   $11,358
September                           $14,590   $12,157   $11,718
October                             $14,051   $11,628   $11,210
November                            $14,338   $11,889   $11,352
December                            $15,342   $12,714   $12,150
January 2001                        $15,126   $12,840   $12,276
February                            $14,771   $12,572   $12,078
March                               $14,736   $12,581   $12,194
April                               $14,990   $12,880   $12,485
May                                 $15,258   $13,240   $12,786
June                                $16,087   $13,949   $13,534
July                                $15,867   $13,669   $13,264
August                              $16,394   $14,146   $13,748
September                           $15,857   $13,306   $13,177
October                             $15,334   $12,807   $12,799
November                            $15,946   $13,636   $13,502
December                            $16,410   $14,030   $13,830
January 2002                        $16,436   $14,090   $13,857
February                            $16,718   $14,411   $14,123
March                               $17,634   $15,297   $14,970
April                               $17,701   $15,387   $15,096
May                                 $17,645   $15,542   $15,299
June                                $17,916   $15,860   $15,716
July                                $16,744   $14,877   $14,893
August                              $16,950   $14,882   $14,862
September                           $16,200   $14,223   $14,290
October                             $15,336   $13,514   $13,602
November                            $16,101   $14,182   $14,241
December                            $16,328   $14,388   $14,346
January 2003                        $15,863   $13,965   $13,928
February                            $16,181   $14,169   $14,157
March                               $16,539   $14,528   $14,439
April                               $17,168   $15,139   $15,073
May                                 $17,988   $16,007   $15,982
June                                $18,457   $16,318   $16,330
July                                $19,568   $17,263   $17,202
August                              $19,761   $17,447   $17,294
September                           $20,270   $18,034   $17,881
October                             $20,478   $18,307   $18,204
November                            $21,450   $19,099   $18,997
December                            $22,030   $19,705   $19,661
January 2004                        $22,546   $20,438   $20,510
February                            $23,186   $20,856   $20,868
March                               $24,530   $22,088   $22,021
April                               $21,308   $19,021   $18,809
May                                 $23,118   $20,460   $20,149
June                                $23,970   $21,067   $20,739
July                                $24,108   $21,192   $20,806
August                              $25,872   $22,842   $22,457
September                           $25,708   $22,795   $22,442
October                             $27,200   $24,025   $23,642
November                            $28,413   $25,158   $24,658
December                            $30,128   $26,543   $25,852

--------------------------------------------------------------------------------
     ---SC-US Real Estate Shares - Class S --- Dow Jones Wilshire Real Estate
                    Securities Index ---- NAREIT Equity Index
--------------------------------------------------------------------------------

Past performance is not indicative of future results. The performance for SC-US Real Estate Shares - Class S does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

FUND FACTS - AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

TOP 10 HOLDINGS
Equity Residential Properties Trust          7.1%
AvalonBay Communities, Inc.                  5.7%
AMB Property Corporation                     5.5%
Simon Property Group, Inc.                   5.3%
Federal Realty Investment Trust              5.3%
Starwood Hotels & Resorts Worldwide, Inc.    5.2%
The Macerich Company                         4.9%
SL Green Realty Corporation                  4.7%
Public Storage, Inc.                         4.7%
Mack-Cali Realty Corporation                 4.1%
                                            ----
Total                                       52.5%

FUND AT A GLANCE/1/
Minimum initial investment              $1,000/2/
Minimum subsequent investment           $  100
Sales charge (load)                       None
Redemption fee                            None
Symbol                                   SUSIX
Contact                         1-800-480-4111

/1/  Information shown is for Security Capital U.S. Real Estate Shares - Class
     S. Class I shares were not offered as of December 31, 2004.

/2/  $500 for IRAs and UGMA/UTMA accounts.

                              SECTOR WEIGHTINGS/3/

                                     [CHART]

                                    Pie chart

Multifamily        27.8%
Other/4/            2.5%
Industrial          5.5%
Storage             7.2%
Shopping Centers   10.8%
Hotels             11.7%
Regional Malls     12.3%
Office             22.2%

/3/  Sector classifications are defined by Wilshire Associates.

/4/ Other includes short-term investments and other assets in excess of other liabilities.

GEOGRAPHIC DIVERSIFICATION

NCREIF/1/ Geographic Regions and Divisions
Percentage of Portfolio Securities/2/

                                     [MAP]

                        Portfolio/2/   NCREIF/1/
------------------------------------------------
East                        40.5%        31.4%
   Northeast                27.2%        18.5%
   Mideast                  13.3%        12.9%
West                        28.0%        34.3%
   Pacific                  22.7%        28.1%
   Mountain                  5.3%         6.2%
South                       17.6%        20.4%
   Southeast                 9.9%        11.4%
   Southwest                 7.7%         9.0%
Midwest                      8.9%        13.9%
   East North Central        6.3%        10.7%
   West North Central        2.6%         3.2%
Non-U.S./3/                  5.0%         0.0%

/1/ The National Council of Real Estate Investment Fiduciaries (NCREIF) is an association of institutional real estate professionals and maintains a detailed historical database of real estate performance statistics collected from member institutions.
/2/ Calculations are based on actual portfolio holdings as of the date of this report and reflect the geographic distribution of each company's underlying owned real estate portfolio as reported by the company or, where disclosure is incomplete, as calculated by SC-R&M using the gross book value of individual assets or portfolio components as reported by SNL Financial LC.
/3/ Foreign holdings represent non-U.S. assets of U.S.-based companies, except Fairmont Hotels & Resorts Inc., which is Canadian based and NYSE listed.

SHAREHOLDER EXPENSES
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2004 through December 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses Paid During Period include amounts reflected in the Fund's Statement of Operations. The second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                Beginning           Ending        Expenses Paid During Period/1/
                              Account Value     Account Value          July 1, 2004 through
                               July 1, 2004   December 31, 2004          December 31, 2004
                              -------------   -----------------   ------------------------------
Actual                          $1,000.00         $1,257.21                    $7.87
Hypothetical (assuming a 5%
   return before expenses)      $1,000.00         $1,018.16                    $7.04

/1/ Expenses are equal to the Fund's annualized expense ratio of 1.39%, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 366 days in the current year.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2004
--------------------------------------------------------------------------------

Shares                                                              Market Value
--------------------------------------------------------------------------------
          COMMON STOCKS - 97.5%
          MULTIFAMILY - 27.8%
703,000   Equity Residential Properties Trust                        $25,434,540
273,400   AvalonBay Communities, Inc.                                 20,587,020
367,300   Apartment Investment and Management Company                 14,155,742
324,400   Archstone-Smith Trust                                       12,424,520
196,500   Camden Property Trust                                       10,021,500
115,350   Essex Property Trust, Inc.                                   9,666,330
212,700   Post Properties, Inc.                                        7,423,230
                                                                     -----------
                                                                      99,712,882
          OFFICE - 22.2%
280,900   SL Green Realty Corporation                                 17,008,495
316,100   Mack-Cali Realty Corporation                                14,550,083
436,800   Reckson Associates Realty Corp.                             14,331,408
752,500   Trizec Properties, Inc.                                     14,237,300
435,900   Corporate Office Properties Trust                           12,793,665
229,200   Brandywine Realty Trust                                      6,736,188
                                                                     -----------
                                                                      79,657,139
          REGIONAL MALLS - 12.3%
296,700   Simon Property Group, Inc.                                  19,187,589
282,900   The Macerich Company                                        17,766,120
244,300   Taubman Centers, Inc.                                        7,316,785
                                                                     -----------
                                                                      44,270,494
          HOTELS - 11.7%
319,500   Starwood Hotels & Resorts Worldwide, Inc.                   18,658,800
411,300   Fairmont Hotels & Resorts Inc.                              14,247,432
535,700   Host Marriott Corporation                                    9,267,610
                                                                     -----------
                                                                      42,173,842
          SHOPPING CENTERS - 10.8%
369,400   Federal Realty Investment Trust                             19,079,510
195,700   Regency Centers Corporation                                 10,841,780
327,400   New Plan Excel Realty Trust                                  8,865,992
                                                                     -----------
                                                                      38,787,282

                   See notes to the financial statements.                     11

--------------------------------------------------------------------------------

Shares/Principal                                                    Market Value
--------------------------------------------------------------------------------
                   STORAGE - 7.2%
         300,400   Public Storage, Inc.                             $ 16,747,300
         209,300   Shurgard Storage Centers, Inc.                      9,211,293
                                                                    ------------
                                                                      25,958,593
                   INDUSTRIAL - 5.5%
         488,800   AMB Property Corporation                           19,742,632

                   Total common stocks                              ------------
                   (cost $235,007,929)                               350,302,864

                   SHORT-TERM INVESTMENTS - 1.3%
      $4,560,285   Agreement with State Street Bank and Trust
                   Company, 0.75%, dated 12/31/2004, to be
                   repurchased at $4,560,570, on 1/3/2005,
                   collateralized by $3,190,000 U.S. Treasury
                   Bond, 9.25% maturing on 2/15/2016 (market
                   value of collateral $4,653,413)                     4,560,285

                   Total short-term investments                     ------------
                   (cost $4,560,285)                                   4,560,285

                   Total investments - 98.8%                        ------------
                   (cost $239,568,214)                               354,863,149

                   Other assets in excess of liabilities - 1.2%        4,219,148
                                                                    ------------

                   Net assets - 100.0%                              $359,082,297
                                                                    ============

12                 See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF ASSETS AND LIABILITIES-DECEMBER 31, 2004
--------------------------------------------------------------------------------

ASSETS:
   Investments, at market value (cost $239,568,214)                       $354,863,149
   Receivable for fund shares sold                                           6,229,181
   Dividends and interest receivable                                         2,398,818
   Other assets                                                                 14,886
                                                                          ------------
   Total assets                                                            363,506,034
                                                                          ------------
LIABILITIES:
   Payable for investment securities purchased                               3,451,806
   Payable for fund shares redeemed                                            540,816
   Payable to investment adviser                                               184,450
   Payable to distributor                                                       74,375
   Accrued expenses and other liabilities                                      172,290
                                                                          ------------
   Total liabilities                                                         4,423,737
                                                                          ------------
      Net assets                                                          $359,082,297
                                                                          ============

NET ASSETS CONSIST OF:
   Capital stock                                                          $238,540,750
   Accumulated undistributed net realized gain on investments                5,246,612
   Net unrealized appreciation on investments                              115,294,935
                                                                          ------------
      Net assets                                                          $359,082,297
                                                                          ============

   Shares outstanding (50,000,000 shares of $0.01 par value authorized)     20,151,292
   Net asset value and redemption price per share                         $      17.82
                                                                          ============

                   See notes to the financial statements.                     13

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF OPERATIONS-YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividend income                                                   $ 9,165,847
   Interest income                                                        20,029
                                                                     -----------
   Total investment income                                             9,185,876
                                                                     -----------
EXPENSES:
   Investment advisory fee                                             1,807,758
   Distribution expense                                                  753,233
   Transfer agent and shareholder service                                416,350
   Professional fees                                                     327,271
   Administration fees                                                   308,962
   Custody and accounting fees and expenses                               99,008
   Directors' fees and expenses                                           88,432
   Shareholders reports and notices                                       75,786
   Insurance expense                                                      42,664
   Federal and state registration                                         31,903
   Other                                                                   1,702
                                                                     -----------
   Net expenses                                                        3,953,069
                                                                     -----------
      Net investment income                                            5,232,807
                                                                     ===========
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                   27,214,723
   Change in unrealized appreciation on investments                   63,844,290
                                                                     -----------
   Net realized and unrealized gain on investments                    91,059,013
                                                                     -----------
      Net increase in net assets resulting from operations           $96,291,820
                                                                     ===========

14                    See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    Year ended      Year ended
                                                  Dec. 31, 2004   Dec. 31, 2003
--------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                          $   5,232,807   $   6,330,397
   Net realized gain on investments                  27,214,723      17,371,769
   Change in unrealized appreciation
      on investments                                 63,844,290      51,396,450
                                                  -------------   -------------
   Net increase in net assets resulting from
      operations                                     96,291,820      75,098,616

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                        126,409,730     168,267,244
   Shares issued to holders in
      reinvestment of dividends                      29,480,720      10,986,658
   Shares redeemed                                 (156,263,585)   (148,055,805)
                                                  -------------   -------------
   Net increase (decrease) in net assets
      from capital share transactions                  (373,135)     31,198,097

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                        (5,232,807)     (6,330,397)
   From net realized gains                          (29,961,397)     (6,818,135)
                                                  -------------   -------------
   Total distributions                              (35,194,204)    (13,148,532)

      Total increase in net assets                   60,724,481      93,148,181

NET ASSETS:
   Beginning of year                                298,357,816     205,209,635
                                                  -------------   -------------
   End of year                                    $ 359,082,297   $ 298,357,816
                                                  =============   =============

                     See notes to the financial statements.                   15

SECURITY CAPITAL U.S. REAL ESTATE SHARES
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Year ended December 31,
                                             ----------------------------------------------------
                                               2004       2003       2002       2001       2000
                                             --------   --------   --------   --------   --------
For a share outstanding for each year: /1/
Net Asset Value, beginning of year           $  14.46   $  11.27   $  12.16   $  12.14   $   9.37
Income from investment operations:
   Net investment income                         0.28       0.33       0.40       0.57       0.44
   Net realized and unrealized
      gain (loss) on investments                 4.96       3.53      (0.43)      0.26       2.86
                                             --------   --------   --------   --------   --------
   Total from investment operations              5.24       3.86      (0.03)      0.83       3.30
                                             --------   --------   --------   --------   --------
Less distributions:
   Dividends from net investment income         (0.28)     (0.33)     (0.40)     (0.57)     (0.44)
   Dividends from net realized gains            (1.60)     (0.34)     (0.37)     (0.24)        --
   Return of capital                               --         --      (0.09)        --      (0.09)
                                             --------   --------   --------   --------   --------
   Total distributions                          (1.88)     (0.67)     (0.86)     (0.81)     (0.53)
                                             --------   --------   --------   --------   --------
Net Asset Value, end of year                 $  17.82   $  14.46   $  11.27   $  12.16   $  12.14
                                             --------   --------   --------   --------   --------

Total return                                    36.83%     35.01%     (0.43)%     7.04%     35.83%

Supplemental data and ratios:
   Net assets, end of period ($000)          $359,082   $298,358   $205,210   $160,635   $117,864
   Ratio of expenses to average
      net assets /2/                             1.31%      1.18%      1.21%      1.24%      1.35%
   Ratio of net investment income to
      average net assets /2/                     1.74%      2.59%      3.41%      4.96%      5.02%
   Portfolio turnover rate                      48.52%     67.24%     75.37%     91.20%     91.14%

/1/ This table shows financial highlights for the Fund's Class S shares. Prior to February 1, 2000, the Fund had two classes of shares: Class I (which has since been renamed Class S) and Class R. Effective February 1, 2000, Class R shares were converted to Class I shares (now Class S).

/2/ Without voluntary expense reimbursements of $12,239 for the year ended December 31, 2000, the ratio of expenses to average net assets would have been 1.36%, and the ratio of net investment income to average net assets would have been 5.01%. For the years ended December 31, 2004, 2003, 2002 and 2001, there was no voluntary expense reimbursement.

16                   See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
NOTES TO THE FINANCIAL STATEMENTS-December 31, 2004
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Security Capital U.S. Real Estate Shares (the "Fund") is a non-diversified investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), which is an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and is a Maryland corporation. The Fund commenced operations on December 20, 1996 and the effective date of the Fund's registration with the Securities and Exchange Commission is April 23, 1997. The Fund offers two share classes:
     Class I and Class S, however only Class S was active as of December 31,
     2004.

     The Fund seeks to provide shareholders with above-average total returns, including current income and capital appreciation, primarily through investments in real estate securities in the United States. Long-term, the Fund's objective is to achieve top-quartile total returns as compared with other mutual funds that invest primarily in real estate securities in the United States.

     The following is a summary of significant accounting policies followed by the Fund.

     a) Investment Valuation - Each trading day, portfolio securities are valued at their last sale price as of the close of trading on the exchange representing the principal market for such securities, or at the mean of the closing bid and asked price for that day if no sale transactions. Securities listed or traded on NASDAQ are valued at the NASDAQ official closing price. Securities for which the investment adviser believes there are insufficient market quotations readily available will be fair valued according to a valuation methodology determined by the Valuation and Pricing Committee of the Board of Directors to be most appropriate in each case. The Valuation and Pricing Committee is guided in its determination by the valuation factors described in the Fund's Pricing and Valuation Procedures. At each regular meeting of the Board, the Board will review the appropriateness of each valuation method used since the last regular meeting. Short-term cash investments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates fair value.

     Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts ("REITs"), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

     b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies and intends to continue to comply in future years and to distribute investment company net taxable income and net capital gains to shareholders.

     c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. The Fund intends to distribute net realized capital gains, if any, at least annually, although the Fund's Board of Directors may in the future decide to retain realized capital gains and not distribute them to shareholders.

--------------------------------------------------------------------------------

     The tax character of distributions paid to shareholders during the years ended December 31, 2004 and 2003 were as follows:

                                    2004          2003
                                -----------   -----------
Distributions paid from:

   Ordinary income              $13,170,201   $ 7,999,481
   Long-term 15% capital gain    21,174,422     3,993,507
   Long-term 25% capital gain       849,581     1,155,544
                                -----------   -----------
   Total                        $35,194,204   $13,148,532
                                ===========   ===========

     Distributions will automatically be paid in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have distributions paid in cash.

     Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income          $         --
Undistributed long-term capital gain      6,026,464
Unrealized appreciation                 114,515,086
                                       ------------
Total                                  $120,541,550
                                       ============

     The difference between book basis and tax basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

     Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held. Distributions received from the REITs that are determined to be capital gains are recorded by the Fund as a realized gain on the investment. The character of such distributions, for tax and financial reporting purposes, is determined by the Fund based on estimates and information received by the Fund from the REITs.

     d) Repurchase Agreements - The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Fund's investment adviser. The Board of Directors has delegated to its investment adviser the primary responsibility, subject to the Board's general oversight, for monitoring and evaluating the Fund's use of repurchase agreements, including, but not limited to, the responsibility for monitoring the creditworthiness of the Fund's repurchase agreement counterparties and insuring that the Fund's repurchase agreements are fully collateralized. In a repurchase agreement, a fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund will always receive securities as collateral whose market value is, and during the entire

--------------------------------------------------------------------------------

     term of the agreement, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book-entry transfer to the account of the Fund's custodian. If the seller is unable to make timely repurchase, the Fund's expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of by the Fund may be delayed.

     e) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     f) Indemnifications - In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

     g) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions, using the specific identification method for both financial reporting and federal income tax purposes, by comparing the original cost of the security lot sold with the net sales proceeds. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund were as follows:

Year Ended December 31, 2004:
--------------------------------------------------------------------------------

                                                        Amount         Shares
                                                    -------------   -----------
Shares sold                                         $ 126,409,730     7,907,269
Shares issued to holders in reinvestment of
   dividends                                           29,480,720     1,691,246
Shares redeemed                                      (156,263,585)  (10,080,351)
                                                    -------------   -----------
Net decrease                                        $    (373,135)     (481,836)
                                                    =============   ===========

--------------------------------------------------------------------------------

Year Ended December 31, 2003:
--------------------------------------------------------------------------------

                                                        Amount         Shares
                                                    -------------   ------------
Shares sold                                         $ 168,267,244    13,511,841
Shares issued to holders in reinvestment of
   dividends                                           10,986,658       835,993
Shares redeemed                                      (148,055,805)  (11,918,378)
                                                    -------------   -----------
Net increase                                        $  31,198,097     2,429,456
                                                    =============   ===========

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of long-term investments by the Fund for the year ended December 31, 2004, were $145,037,925 and $173,550,016, respectively.

     As of December 31, 2004, gross unrealized appreciation and (depreciation) of investments for tax purposes were as follows:

Appreciation                      $114,515,086
(Depreciation)                              --
                                  ------------
Net appreciation on investments   $114,515,086
                                  ============

     As of December 31, 2004, the cost of investments for federal income tax purposes was $240,348,063.

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     SC-REMFs has entered into an Investment Advisory Agreement with Security Capital Research & Management Incorporated ("SC-R&M"). SC-R&M is a direct, wholly owned subsidiary of Banc One Investment Advisors Corporation ("BOIA"). On January 14, 2004, Bank One Corporation, the indirect owner of BOIA, and JPMorgan Chase & Co. announced that they had agreed to merge. The merger was completed on July 1, 2004. Pursuant to the Advisory Agreement, SC-R&M is entitled to receive a management fee, calculated daily and payable monthly, at the annual rate of 0.60% as applied to the Fund's average daily net assets.

     SC-R&M also serves as the Fund's administrator. SC-R&M charges the Fund an administrative fee calculated daily and payable monthly, at the annual rate of 0.02% of the Fund's average daily net assets.

     State Street Bank and Trust Company ("State Street"), a publicly held bank holding company, serves as sub-administrator, custodian, and accounting services agent for the Fund. Sub-administration, custodian, and accounting services will be charged by State Street according to contractual fee schedules agreed to by the Fund.

     Boston Financial Data Services, Inc. ("BFDS"), a privately-held company and an affiliate of State Street, serves as transfer agent for the Fund. Transfer agent services will be charged by BFDS according to contractual fee schedules agreed to by the Fund.

--------------------------------------------------------------------------------

5.   DISTRIBUTION AND SERVICING PLANS

     The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). On September 1, 2004, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (the "Distributor"), a registered broker-dealer and member of National Association of Securities Dealers, Inc. (NASD), replaced SC-R&M Capital Markets Incorporated ("SC-R&M Capital Markets") as the distributor for the Fund. The Distributor is an affiliate of JPMorgan Chase & Co. Under the Distribution Plan, the Fund pays to Distributor, in its capacity as principal distributor of the Fund's shares, a monthly distribution fee equal to, on an annual basis, 0.25% of the value of the Fund's average daily net assets.

     The Distributor may use the fee for services performed and expenses incurred by the Distributor in connection with the distribution of the Fund's shares and for providing certain services to the Fund's shareholders. The Distributor may pay third parties with respect of these services such amount as it may determine. For the year ended December 31, 2004, the Fund incurred expenses totaling $753,233 as required by the adopted Distribution Plans, including $482,040 to the Distributor and $271,193 to SC-R&M Capital Markets.

6.   SUBSEQUENT EVENTS

     On September 8, 2004, the Board of Directors approved the Agreement and Plan of Reorganization (the "Reorganization") of the Fund with and into the One Group Real Estate Fund. Shareholders of the Fund as of the record date, October 27, 2004, approved the Reorganization at a special meeting of shareholders held on January 20, 2005, and adjourned and reconvened on February 3, 2005. The merger was effective on February 18, 2005. The One Group Real Estate Fund (the "Acquiring Fund" which was renamed JPMorgan U.S. Real Estate Fund as of February 19, 2005) acquired all of the assets and liabilities of the Fund. The merger transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986. Pursuant to the Reorganization, shareholders of the Fund received a number of shares of the corresponding class in the Acquiring Fund with a value equal to their holdings in the Fund as of the close of business on the date of the Reorganization.

     Also on September 8, 2004, the Board of Directors approved agreements with a new custodian and fund accountant and a new administrator. On January 24, 2005, custody and fund accounting transitioned to JPMorgan Chase Bank, an affiliate of JPMorgan Chase & Co. Also on January 24, 2005, administration services were transitioned from SC-R&M, the previous Administrator, to One Group Administrative Services, Inc. (which was renamed JPMorgan Funds Management, Inc. effective February 19, 2005), an affiliate of JPMorgan Chase & Co. The fee rate under the new administration agreement will be computed daily and paid monthly, at an annual rate of 0.15% on the first $25 billion of the average daily net assets of all Funds (excluding the One Group Investor Funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
OTHER INFORMATION-DECEMBER 31, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

1.   SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

     On January 20, 2005, the Fund held a special meeting of its shareholders, which was adjourned and reconvened on February 3, 2005. The meeting was held for the purpose of approving the Reorganization described in Note 6. The Reorganization was approved by the shareholders.

     The results of the voting for the special meeting were 9,255,499 shares, representing 50.25% of total shares, voted in favor; 434,709 shares, representing 2.36% of total shares, voted against and 341,655 shares, representing 1.85% of total shares, abstained from voting.

2.   PROXY VOTING POLICIES AND PROCEDURES

     A description of the policies and procedures that the Board of Directors of SC-REMFs uses to determine how to vote proxies relating to the Fund's portfolio securities is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-480-4111 and (ii) on the Security and Exchange Commission's website at http://www.sec.gov.

3.   AVAILABILITY OF PROXY VOTING RECORD

     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 (June 30, 2004 being the end of the first period for which such information is available) is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-480-4111 and (ii) on the Security and Exchange Commission's website at http://www.sec.gov.

4.   QUARTERLY PORTFOLIO SCHEDULE

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and the third quarters of each fiscal year. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is also available without charge, upon request, by calling 1-800-480-4111.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Security Capital U. S. Real Estate Shares:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Security Capital U. S. Real Estate Shares (hereinafter referred to as the "Fund") at December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets, for the year ended December 31, 2003 and financial highlights of the Fund for the periods ended December 31, 2003 and prior were audited by other independent auditors whose report dated February 13, 2004 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 16, 2005

DIRECTORS AND OFFICERS-DECEMBER 31, 2004
--------------------------------------------------------------------------------

Directors not deemed to be "interested persons" of the Fund for purposes of the 1940 Act.

                                                                                                      Number of
                                                                                                     Portfolios in         Other
                                           Term in Office/1/                  Principal               Fund Complex     Directorships
   Name, Address        Position(s) Held    and Length of                  Occupation(s)              Overseen by         Held by
      and Age             with the Fund      Time Served                During Past 5 Years            Director          Director
------------------------------------------------------------------------------------------------------------------------------------
Robert H. Abrams        Director           Time Served:        Senior Lecturer Dept. of City and          One        Director of
10 S. Dearborn Street                      8 years             Regional Planning, College of                         Cayuga Medical
Suite 1400                                                     Architecture, Art & Planning at                       Center.
Chicago, Illinois                                              Cornell University since 1992.
60603
                                                               Founding Director of the Program
5/26/1932                                                      in Real Estate at Cornell
                                                               University in 1995.

Stephen F. Kasbeer      Director           Time Served:        Private Investor. Treasurer, Senior        One        Director of
10 S. Dearborn Street                      8 years             Vice President and Chief                              Common fund
Suite 1400                                                     Investment Officer of Loyola                          Endowment
Chicago, Illinois                                              University Chicago from 1981 to                       Realty
60603                                                          1994. President of Loyola                             Investors II,
                                                               Management Co. from 1989 to                           Inc. and
2/28/1925                                                      1994.                                                 Coronado
                                                                                                                     Hospital
                                                                                                                     Foundation.

George F. Keane         Director           Time Served:        Chairman of the Board of Trigen            One        Chairman of
10 S. Dearborn Street                      8 years             Energy Corporation from 1994 to                       Nicholas
Suite 1400                                                     March 2000.                                           Applegate
Chicago, Illinois                                                                                                    Mutual Funds
60603                                                          Founding Chief Executive of the                       and Director of
                                                               Endowment Realty Investors in                         the Bramwell
10/7/1929                                                      1998 and The Common Fund in                           Funds, Longview
                                                               1971.                                                 Oil and Gas
                                                                                                                     Group,
                                                                                                                     Universal Bond
                                                                                                                     Fund and
                                                                                                                     Universal
                                                                                                                     Stainless Alloy
                                                                                                                     Products.

Officers and Directors deemed to be "interested persons" of the Fund for purposes of the 1940 Act.

                                                                                                       Number of
                                                                                                     Portfolios in         Other
                                           Term in Office/1/                 Principal               Fund Complex      Directorships
   Name, Address        Position(s) Held    and Length of                  Occupation(s)              Overseen by         Held by
      and Age             with the Fund      Time Served                During Past 5 Years            Director          Director
------------------------------------------------------------------------------------------------------------------------------------
Anthony R. Manno Jr.    Chairman of        Time Served:        Managing Director and President            One        Director of
10 S. Dearborn Street   the Board of       8 years             of SC-R&M since January 1995.                         Security
Suite 1400              Directors,                                                                                   Capital
Chicago, Illinois       Managing                               Member of the Investment                              Preferred
60603                   Director and                           Committee of Security Capital                         Growth
3/22/1952               President                              from March 1994 to June 1996.                         Incorporated
                                                                                                                     and Bulgarian
                                                               Managing Director of LaSalle                          American
                                                               Partners Limited from March                           Enterprise
                                                               1980 to March 1994.                                   Fund.

/1/  Directors serve an indefinite term until his successor is elected.

The Statement of Additional Information includes additional information about the Fund Directors and is available, without charge, upon request, by calling toll-free 1-800-480-4111.

DIRECTORS AND OFFICERS (CONTINUED) - DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                                     Number of
                                                                                                   Portfolios in         Other
                                           Term of Office                  Principal               Fund Complex      Directorships
   Name, Address        Position(s) Held    and Length of                Occupation(s)              Overseen by         Held by
      and Age             with the Fund      Time Served              During Past 5 Years            Director          Director
------------------------------------------------------------------------------------------------------------------------------------
Kenneth D. Statz        Managing           Time Served:      Managing Director of SC-R&M                 Not              Not
10 S. Dearborn Street   Director           8 years           since November 1997, Senior             Applicable        Applicable
Suite 1400                                                   Vice President July 1996 to
Chicago, Illinois                                            November 1997 and Vice
60603                                                        President from March 1995 to
10/17/1958                                                   July 1996.

                                                             Vice President and Senior Analyst
                                                             in the Investment Research
                                                             department of Goldman Sachs &
                                                             Co., from February 1992 to
                                                             January 1995.

Kevin W. Bedell         Senior Vice        Time Served:      Senior Vice President of SC-                Not               Not
10 S. Dearborn Street   President          7 years           R&M since November 1997 and             Applicable        Applicable
Suite 1400                                                   Vice President from July 1996 to
Chicago, Illinois                                            November 1997.
60603
12/27/1955                                                   Equity Vice President and
                                                             Portfolio Manager of LaSalle
                                                             Partners Limited from January
                                                             1987 to January 1996.

Alexander K. Daggett    Vice President -   Time Served:      Vice President of SC-R&M since              Not               Not
10 S. Dearborn Street   Client Services    7 years           March 1998.                             Applicable        Applicable
Suite 1400
Chicago, Illinois                                            National Sales Manager for
60603                                                        Marshall Funds from January
11/18/1949                                                   1997 to December 1997.

Michael J. Heller       Controller,        Time Served:      Controller of SC-R&M since                  Not               Not
10 S. Dearborn Street   Treasurer and      7 years           December 2002 and Assistant             Applicable        Applicable
Suite 1400              Assistant                            Controller from October 1997 to
Chicago, Illinois       Secretary                            December 2002.
60603
1/14/1970                                                    Member of the audit team at
                                                             McGladrey & Pullen, LLP from
                                                             August 1992 to October 1997.

Scott E. Richter        Secretary          Time Served:      Senior Associate General Counsel            Not               Not
10 S. Dearborn Street                      2 years           and National Practice Group             Applicable        Applicable
Suite 1400                                                   Manager for Bank One IMG/PCS
Chicago, Illinois                                            since February 2003.
60603
7/4/1956                                                     Deputy General Counsel of the
                                                             INVESCO Institutional Division
                                                             from November 1998 to January
                                                             2003.

Amanda M. Traynor       Assistant          Time Served:      Assistant Controller at SC-R&M              Not               Not
10 S. Dearborn Street   Treasurer          2 years           since August 2002.                      Applicable        Applicable
Suite 1400
Chicago, Illinois                                            Member of the audit team at Ernst
60603                                                        Young LLP from September 1998
4/24/1976                                                    to August 2002.

--------------------------------------------------------------------------------

INVESTMENT MANAGEMENT TEAM         INVESTMENT ADVISER

Anthony R. Manno Jr.               Security Capital Research &
Director, Chairman and President   Management Incorporated
                                   10 South Dearborn Street, Suite 1400
Kenneth D. Statz                   Chicago, Illinois 60603
Managing Director

Kevin W. Bedell
Senior Vice President              TRANSFER AGENT

Jon Y. Cheigh                      Boston Financial Data Services, Inc.
Vice President                     P.O. Box 8121
                                   Boston, Massachusetts 02266-8121
Anne Darnley
Vice President

Matthew D. Hansen                  INDEPENDENT REGISTERED
Securities Trader                  PUBLIC ACCOUNTING FIRM

David A. Kleinerman                PricewaterhouseCoopers LLP
Vice President                     One North Wacker Drive
                                   Chicago, Illinois 60606
James D. Hardman
Associate

David T. Cheng
Associate                          LEGAL COUNSEL

Elizabeth M. Hayes                 Mayer, Brown, Rowe & Maw LLP
Analyst                            1675 Broadway
                                   New York, New York 10019
Robert J. Thomas
Analyst

                                    [GRAPHIC]

                                SECURITY CAPITAL

               10 South Dearborn Street, Chicago, Illinois 60603

SC-US_ANNUAL 2004

Item 2. Code of Ethics.

As of December 31, 2004, Security Capital Real Estate Mutual Funds Incorporated has adopted a code of ethics ("Code") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. See Item 12(a)(1) hereto.

Item 3. Audit Committee Financial Expert.

The Board of Directors of Security Capital Real Estate Mutual Funds Incorporated has determined that Mr. Robert H. Abrams, Mr. George F. Keane, and Mr. Stephen
F. Kasbeer are Audit Committee Financial Experts. Messrs. Abrams, Keane, and Kasbeer are not "interested persons" of Security Capital Real Estate Mutual Funds Incorporated and will not accept directly or indirectly any consulting, advisory, or other compensatory fee from Security Capital Real Estate Mutual Funds Incorporated.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

     For the fiscal year ended December 31, 2004, PricewaterhouseCoopers LLP billed the Fund aggregate fees of $17,000 for professional services rendered for the audit of the Fund's annual financial statements and review of financial statements included in the Fund's annual report to shareholders. As of December 31, 2004, the Fund consisted of one portfolio, Security Capital U.S. Real Estate Shares.

     For the fiscal year ended December31, 2003, KPMG LLP billed the Fund aggregate fees of $16,000 for professional services rendered for the audit of the Fund's annual financial statements and review of financial statements included in the Fund's annual report to shareholders. As of December 31, 2003, the Fund consisted of one portfolio, Security Capital U.S. Real Estate Shares.

(b)  Audit-Related Fees

     For the fiscal year ended December 31, 2004, PricewaterhouseCoopers LLP did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under the section Audit Fees above.

     For the fiscal year ended December 31, 2003, KPMG LLP did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under the section Audit Fees above.

(c)  Tax Fees

     For the fiscal year ended December 31, 2004, PricewaterhouseCoopers LLP billed the Fund aggregate fees of $3,000 for professional services rendered for tax compliance, tax advice and tax planning. The nature of these services comprising the Tax Fees was the review of the Fund's income tax returns and tax distribution requirements.

     For the fiscal year ended December 31, 2003, KPMG LLP billed the Fund aggregate fees of $6,000 for professional services rendered for tax compliance, tax advice and tax planning. The nature of these services comprising the Tax Fees was the review of the Fund's income tax returns and tax distribution requirements.

(d)  All Other Fees

     For the fiscal year ended December 31, 2004, PricewaterhouseCoopers LLP did not bill the Fund any fees for products and services other than those disclosed above.

     For the fiscal year ended December 31, 2003, KPMG LLP did not bill the Fund any fees for products and services other than those disclosed above.

(e)(1) The Fund's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services, including tax services, to be provided to the Fund by the Fund's independent accountant; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided in the Securities Exchange Act of 1934, as amended. The Committee will also pre-approve any engagement of the external auditor to provide any non-audit services to the Fund's investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund if the engagement relates directly to the operations or financial reporting of the Fund; provided, however, that the pre-approval requirement with respect to non-auditing services provided to these entities may be waived consistent with the exceptions provided in the Securities Exchange Act of 1934, as amended. All of the audit and tax services described above for which PricewaterhouseCoopers LLP and KPMG LLP billed the Fund fees for the fiscal years ended December 31, 2004 and December 31, 2003 were pre-approved by the audit Committee.

     For the fiscal years ended December 31, 2004 and December 31, 2003, the Fund's Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided by PricewaterhouseCoopers LLP or KPMG LLP to the Fund or the Fund's investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund if the engagement relates directly to the operations or financial reporting of the Fund.

(f)  Not applicable.

(g) For the fiscal year ended December 31, 2004, PricewaterhouseCoopers LLP did not bill any fees for non-audit services rendered to the Fund, or rendered to Security Capital Research & Management Incorporated (the "Adviser"), or to any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund.

     For the fiscal year ended December 31, 2003, KPMG LLP did not bill any fees for non-audit services rendered to the Fund, or rendered to the Adviser, or to any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund.

(h)  Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments is part of the report to shareholders that is filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors as disclosed in the Fund's Form N-CSR filing for the reporting period ended June 30, 2004, other than to reflect a change of in the Fund's mailing address from 11 South LaSalle Street, 2nd Floor, Chicago, Illinois 60603 to 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603.

Item 11. Controls and Procedures.

a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company's management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Attached hereto: Exhibit 99.406.

(a)(2) Attached hereto:

       Exhibit 99.30a-2(a)CERT: Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940

(b)    Attached hereto:

       Exhibit 99.30a-2(b)CERT: Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SECURITY CAPITAL REAL ESTATE MUTUAL FUNDS INCORPORATED


By: /s/ Anthony R. Manno Jr.            By: /s/ Michael J. Heller
    ---------------------------------       ------------------------------------
        Anthony R. Manno Jr.                    Michael J. Heller
        President                               Treasurer and Controller

Date: March 7, 2005                     Date: March 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of Security Capital Real Estate Mutual Funds Incorporated and in the capacities and on the dates indicated:


By: /s/ Anthony R. Manno Jr.            By: /s/ Michael J. Heller
    ---------------------------------       ------------------------------------
        Anthony R. Manno Jr.                    Michael J. Heller
        President                               Treasurer and Controller

Date: March 7, 2005                             Date: March 7, 2005